Exhibit 99.1

Fourth Quarter 2010
Earnings Conference Call
March 1, 2011
NASDAQ: HTCO

“Safe Harbor” Statement
Information set forth in this presentation contains financial estimates and other forward-looking statements that are subject to risks and uncertainties; therefore, actual results might differ materially from such statements, whether as a result of new information, future events or otherwise. You are cautioned not to place undue reliance on these forward-looking statements. A discussion of factors that may effect future results is contained in HickoryTech’s filings with the Securities and Exchange Commission. HickoryTech disclaims any obligation to update and revise statements contained in this presentation based on new information or otherwise. This presentation also contains certain non-GAAP financial measures. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are
available in our presentation.

Fourth Quarter 2010 Highlights
• Consolidated revenue totaled $41.8 million, up 9%
 – Fiber and data revenue grew 18%
 – Equipment revenue up 17%
 – Broadband revenue grew 14%
• Net income increased 48% and totaled $2.1 M
• Debt reduced $3.0 M from Q3-10;
 year-end debt balance of $119 M
• Strategic investments in fiber network upgrades,
 fiber route expansion, SMB market plan acceleration

Consolidated Revenue

$38.3
$43.5
$41.8
Q4 '09
Q3 '10
Q4 '10

Annual Revenue

$80.0
$73.2
$68.7
$70.4
$92.2
$70.0
2008
2009
2010

HickoryTech

Q4 ’10 compared to Q4 ’09
•   Fiber and data revenue +18%
•   Equipment revenue +17%
•   Broadband revenue +14%
2010 compared to 2009
•   Fiber and data revenue +43%
•   Equipment revenue +27%
•   Broadband revenue +11%
•   Fiber construction project added
    $5 M
($ in Millions)
Quarterly Revenue
Business Sector
Telecom Sector
$153.2
$139.1
$162.2

69% of 2010 fiscal revenue is from Business Sector & Broadband Services

Network Access 14%
Local Service 9%
Other Telecom 8%
Broadband 12%
Equipment 24%
Equipment Services 5%
Fiber & Data 28%

HickoryTech

Consolidated Revenue

Earnings and Income

Diluted EPS
$0.61
$0.86
$0.91
2008
2009
2010

$13.4
$11.8
$16.1
2008
2009
2010

HickoryTech

Diluted EPS
•   EPS in 2010 up 6% over 2009
1 Excluding tax reversals, EPS would have been
 $0.52 in 2009 and $0.71 in 2010, up 37%

Income before Taxes
(continuing operations)
•   Lower interest expense in 2010
•   Fiber construction project, wholesale
     transport sales and equipment sales
     rebound positively impacted income
($ in Millions)
Income before Taxes
1
1

$9.4
$13.3
$11.1
Q4'09
Q3'10
Q4'10

Equipment

$11.4
$12.1
$13.3
Q4'09
Q3'10
Q4'10

Business Sector
Fiber and Data
•   Q4 ’10 revenue up 18% from Q4 ’09
•   Steady wholesale services growth;
    SMB market acceleration
•   Fiber construction project added $3.3 M
    revenue in Q3 ’10, $0.6 M in Q4 ‘10
Equipment
•   Q4 ’10 revenue up 17% from Q4 ’09
•   Significant increase in product profitability
($ in Millions)
Fiber and Data

$17.9
$18.7
$17.9
Q4 '09
Q3 '10
Q4 '10

Broadband Revenue

$4.4
$4.9
$5.0
Q4 '09
Q3 '10
Q4 '10

HickoryTech

Telecom Sector
Q4 ’10 compared to Q4 ’09
•   Broadband revenue up 14%
•   Network Access revenue -11%
•   Local Service revenue -5%
Broadband Highlights
•   Strong Business Ethernet sales
•   Digital TV subscribers +9%
•   DSL subscribers +2%
Telecom Revenue
($ in Millions)

($ in Millions)
$143.1
$129.2
$127.0
$120.5
$119.0
2006
2007
2008
2009
2010

Debt to EBITDA ratio of 2.76x at 12/31/10

HickoryTech

Debt Balance
Reduced debt, Increased capital expenditures for fiber network expansion in 2010

2011 Fiscal Outlook
2011 targets ranges as follows:
• Revenue: $158 M to $164 M
• Net Income: $7.4 M to $8.7 M
• Capital spending: $20.5 M to $24 M
• EBITDA: $41 M to $43.2 M
• Debt balance (year-end): $118 M to $123 M
2011 guidance provided in fourth quarter 2010 earnings release issued Feb. 28, 2011.

Strategic Initiatives Progress

International Falls
Ely
Babbitt
Hibbing
Virginia
Grand Rapids
Duluth
Fargo
Moorhead
Detroit Lakes
Superior
Brainerd
Wadena
Staples
Sandstone
Fergus Falls
Hinckley
Pine City
Alexandria
North Branch
St. Cloud
Forest Lake
St. Paul
Minneapolis
Eau Claire
Shakopee
Farmington
Red Wing
Faribault
Mankato
Winona
Owatonna
Rochester
La Crosse
Luverne
Windom
Sioux Falls
Austin
Rock Rapids
Albert Lea
Hull
Akron
Urbandale
Des Moines
West Des Moines/ Ashworth
HickoryTech Fiber Network
Stimulus Route
Extended Fiber Network
Community Fiber Ring
Backbone POP
Telecom Service Areas

HickoryTech

2010 Network Expansion
•  Extended fiber network to Sioux Falls, So.
   Dakota and Fargo, No. Dakota
•  Increased network capacity between
   Minnesota and Des Moines, Iowa, added
   local fiber network in Des Moines, Iowa
•  Added network collocations to expand
   Mid-band Ethernet services.
•  Secured Broadband stimulus grant, network
   expansion plans in progress

Strategic Initiatives
• Increased investment and focus on growing business services:
 ➢ Fiber network expansion
 ➢ Accelerated SMB market plan
 ➢ Expand Mid-band Ethernet services
 ➢ Target FTTT and last-mile fiber builds
• Grow broadband services and focus on customer retention
• Increase capital spending on key strategic initiatives
• Manage free cash flow, manage costs and potentially increase debt in short term
Long-term goal to double the value of HickoryTech over five years

HTCO Investment Highlights
• Stable growth and cash flows; more than 60 years of paying a dividend, yield approximately 5-6%
• Business transformation generating strong diversification, operating results and financial position
• Emerging growth through B2B strategy and fiber network expansion
• High level of recurring revenue, dominant consumer market share, expanded broadband service area
• Experienced Company with 112-year track record and strong strategic plan

(dollars in thousands)		**2010**		**2009**	**Change**
Net Income	$	12,094	$	11,273	7%
less income tax release		2,726		4,454	
Adjusted Net Income	$	9,368	$	6,819	37%

HickoryTech

Appendix
Adjusted Net Income

(Dollars in thousands)	For Year Ended December 31, 2011 Guidance Range			
Reconciliation of net income to 2011 EBITDA guidance	Low		High	
Projected net income	$	7,400	$	8,700
Add back:				
Depreciation and amortization	$	23,700	$	23,000
Interest expense	$	5,900	$	5,400
Income tax expense	$	4,000	$	6,100
Projected EBITDA[1]	$	41,000	$	43,200

[1]EBITDA, a non-GAAP financial measure, is as defined in our debt agreement

HickoryTech

Appendix
Reconciliation of Non-GAAP Measures